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                                                              EXHIBIT 99.906CERT

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Edward J. Roach, President & Treasurer of Chestnut Street Exchange Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant for the period ended June 30, 2011 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 8/22/11                            /s/ Edward J. Roach
                                         -------------------------------
                                         Edward J. Roach, President & Treasurer
                                         (Principal Executive Officer &
                                         Principal Financial Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.